EXHIBIT 99.2

HOSPITALITY PROPERTIES TRUST

Third Quarter 2007

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEF OR EXPECTATION OF OUR TRUSTEES AND OFFICERS WITH RESPECT TO:

•      OUR MANAGERS’ OR TENANTS’ ABILITIES TO PAY RETURNS OR RENT TO US,

•      OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES,

•      OUR INTENT TO REFURBISH CERTAIN OF OUR PROPERTIES,

•      OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS,

•      OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•      OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST,

•      OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL AND

•      OTHER MATTERS.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION:

•      THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS (INCLUDING PREVAILING INTEREST RATES) ON US AND OUR MANAGERS AND TENANTS,

•      COMPLIANCE WITH AND CHANGES TO LAWS AND REGULATIONS AFFECTING THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES,

•      CHANGES IN FINANCING TERMS AND

•      COMPETITION WITHIN THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES GENERALLY AND REITS SPECIFICALLY.

FOR EXAMPLE:

•      IF HOTEL ROOM DEMAND BECOMES DEPRESSED, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE, THE FINANCIAL RESULTS OF OUR MANAGERS AND TENANTS MAY DECLINE AND OUR MANAGERS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS,

•      IF TRUCK FREIGHT TRANSPORTATION DECLINES, OUR TRAVEL CENTER TENANTS MAY BECOME UNABLE TO PAY OUR RENTS OR

•      WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES.

THESE UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS, TERRORIST ATTACKS OR CHANGES IN OUR MANAGERS’ OR TENANTS’ COSTS OR REVENUES OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, UNDER “ITEM 1A. RISK FACTORS.”

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

COMPANY PROFILE

The Company:

Hospitality Properties Trust is a real estate investment trust, or REIT.  As of September 30, 2007, we owned 292 hotels and 185 travel centers located in 44 states, Puerto Rico, and Canada. At September 30, 2007, our properties were operated by operating companies under twelve long term combination management or lease agreements. We are the only investment grade rated, publicly owned hospitality REIT in the Country and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000 Index, the MSCI U.S. REIT index, the FTSE EPRA/NAREIT United States index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC, or RMR. RMR was founded in 1986 to manage public investments in real estate. As of September 30, 2007, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,270 properties, more than 300 million square feet, located in 46 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 500 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HPT, RMR and its affiliates also manage HRPT Properties Trust, or HRP, a publicly traded REIT that primarily owns office buildings and industrial properties, Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns senior living properties, six publicly traded mutual funds, or RMR Funds, which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates) and two real estate leased operating companies in the healthcare and travel center industries. The public companies managed by RMR and its affiliates had combined total market capitalization of nearly $16 billion as of September 30, 2007. We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Strategy:

Our business strategy is to maintain and grow an investment portfolio of high quality hotels and travel centers operated by experienced managers. Our properties are managed or leased under long term agreements that provide us cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our properties by charging rent increases based upon percentages of gross revenue increases at our leased properties and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. Generally, we prefer to purchase multiple properties in one transaction because we believe a single operating agreement for multiple properties in diverse locations enhances the stability of our cash flows. When we buy individual properties we usually add those properties to a combination lease or management agreement for other properties that we own. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 964-8389
(f) (617) 969-5730
Common Shares – HPT
Preferred Shares Series B – HPT-B
Preferred Shares Series C – HPT-C

Senior Unsecured Debt Ratings:

Standard & Poor’s – BBB
Moody’s – Baa2

Portfolio Data by Manager (as of 9/30/07):

Manager	Number of Properties	Number of Rooms /Suites (1)	Percent of Number of Rooms /Suites (1)	Investment (000s)	Percent of Total Investment	Annualized Minimum Return / Rent (000s)	Percent of Total Minimum Return / Rent

InterContinental	131	20,140	47%	$1,753,625	29%	$151,061	27%
Marriott International	125	17,926	41%	1,522,797	24%	155,028	28%
Hyatt	24	2,895	7%	302,350	5%	22,300	4%
Carlson	12	2,262	5%	211,112	3%	11,870	2%
TA(2)	185	N/A	N/A	2,365,888	39%	215,875	39%
Total	477	43,223	100%	$6,155,772	100%	$556,134	100%

Operating Statistics by Operating Agreement (Q3 2007):

Operating Agreement	Number of Properties	Number of Rooms /Suites (1)	Annualized Minimum Return / Rent (000s)	Percent of Total Minimum Return / Rent

					Coverage(3)		RevPAR Change(4)
					Q3	LTM	Q3	YTD

Marriott (no. 1)	53	7,610	$58,350	10%	1.71x	1.58x	7.1%	4.1%
Marriott (no. 2)	18	2,178	19,136	3%	1.30x	1.32x	-1.0%	0.6%
Marriott (no. 3)	35	5,382	49,034	9%	1.35x	1.22x	5.6%	6.9%
Marriott (no. 4)	19	2,756	28,508	5%	1.00x	1.18x	5.8%	-0.2%
InterContinental (no. 1) (5)	31	3,844	37,882	7%	1.25x	1.08x	5.7%	4.7%
InterContinental (no. 2)	76	9,220	50,000	9%	1.57x	1.42x	3.9%	3.8%
InterContinental (no. 3)	14	4,139	42,873	8%	1.35x	1.31x	10.4%	8.0%
InterContinental (no. 4)	10	2,937	20,306	4%	1.08x	1.41x	-0.1%	4.7%
Hyatt (6)	24	2,895	22,300	4%	0.60x	0.51x	17.6%	6.3%
Carlson	12	2,262	11,870	2%	1.62x	1.57x	8.5%	15.3%
TA (no. 1) (2)	145	N/A	153,650	28%	1.52x	1.45x	N/A	N/A
TA (no. 2)	40	N/A	62,225	11%	1.23x	1.28x	N/A	N/A
Total / Average	477	43,223	$556,134	100%			6.3%	5.2%

(1)   18 of our TA properties include hotels.  The rooms associated with these hotels have been excluded from total number of rooms.

(2)   The amount of annual minimum rent payable to us under agreement TA (no. 1) is scheduled to increase to $157,150, $161,150, $165,150, $170,150 and $175,150 on January 31, 2008, 2009, 2010, 2011 and 2012, respectively.  The annual straight line rent for GAAP reporting purposes is $170,846.

(3)   We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return or minimum rent payments due to us.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.  All amounts are for the indicated periods except for the TA amounts which are for the most recent prior period available.  We have not independently verified our managers’ and tenants’ operating data.

(4)   We define RevPAR as hotel room revenue per day per available room.  Operating data presented are based upon the operating results provided by our managers and tenants; we have not independently verified our managers’ and tenants’ operating data.

(5)   The calculation of RevPAR excludes one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.

(6)   In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels starting in the third quarter of 2006, 21 of the hotels in this portfolio have been undergoing renovations which required some hotel rooms to be taken out of service.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Frank J. Bailey	William A. Lamkin
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Senior Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust	Financial inquiries should be directed to Mark L. Kleifges,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 964-8389
Newton, MA 02458	or mkleifges@reitmr.com.
(t) (617) 964-8389
(f) (617) 969-5730	Investor and media inquiries should be directed to
(email) info@hptreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hptreit.com	(617) 796-8232 or tbonang@hptreit.com.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

RESEARCH COVERAGE

Equity Research Coverage

Keefe, Bruyette & Woods	RBC
Smedes Rose	Mike Salinsky
(212) 887-3696	(216) 378-7627

Merrill Lynch	Stifel, Nicolaus
David Bragg	Rod Petrik
(212) 449-8922	(410) 454-4131

Morgan Keegan	UBS
Napoleon Overton	William Truelove
(901) 579-4865	(212) 713-8825

Morgan Stanley	Wachovia Securities
Celeste Mellet Brown	Jeffrey Donnelly
(212) 761-3896	(617) 603-4262

Debt Research Coverage

Credit Suisse	UBS
Matthew Lynch	Michael Dimler
(212) 325-6456	(203) 719-3841

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Maria Maslovsky	Emile Courtney
(212) 553-4831	(212) 438-7824

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2007		6/30/2007		3/31/2007		12/31/2006		9/30/2006

Shares Outstanding:
Common shares outstanding (at end of period)	93,890		93,869		93,866		86,284		74,282
Weighted average common shares outstanding - basic and diluted (1)	93,872		93,868		90,760		75,587		73,613

Common Share Data:
Price at end of period	$40.65		$41.49		$46.80		$47.53		$47.20
High during period	$44.30		$47.88		$49.00		$51.46		$48.00
Low during period	$36.00		$40.75		$37.52		$46.65		$42.50
Annualized dividends paid per share	$3.08		$3.04		$3.04		$2.96		$2.96
Annualized dividend yield (at end of period)	7.6%		7.3%		6.5%		6.2%		6.3%

Market Capitalization:
Total debt (book value)	$2,558,154		$2,731,994		$2,089,831		$1,199,830		$1,212,699
Plus: market value of preferred shares (at end of period)	362,717		394,674		403,335		88,838		89,114
Plus: market value of common shares (at end of period)	3,816,629		3,894,625		4,392,929		4,101,079		3,506,110
Total market capitalization	$6,737,500		$7,021,293		$6,886,095		$5,389,747		$4,807,923
Total debt / total market capitalization	38.0%		38.9%		30.3%		22.3%		25.2%

Book Capitalization:
Total debt	$2,558,154		$2,731,994		$2,089,831		$1,199,830		$1,212,699
Plus: total shareholders’ equity	2,782,728		2,711,505		2,736,066		2,447,540		1,897,111
Total book capitalization	$5,340,882		$5,443,499		$4,825,897		$3,647,370		$3,109,810
Total debt / total book capitalization	47.9%		50.2%		43.3%		32.9%		39.0%

Selected Balance Sheet Data:
Total assets	5,647,155		$5,790,013		$5,145,180		$3,957,463		$3,422,692
Total liabilities	2,864,427		$3,078,508		$2,409,114		$1,509,923		$1,525,581
Real estate, at cost	6,154,580		$6,259,353		$5,590,197		$4,042,017		$4,007,591
Total debt / real estate, at cost	41.6%		43.6%		37.4%		29.7%		30.3%

Selected Income Statement Data:
Total revenues	$334,310		$333,741		$290,668		$253,887		$265,125
EBITDA (2)	$159,080		$152,314		$130,267		$97,610		$99,205
Net income available for common shareholders (3)	$142,390		$46,812		$39,013		$59,952		$34,649
Funds from operations (FFO available for common shareholders (4)	$113,572		$111,541		$98,462		$75,623		$76,960
Common distributions declared	$72,295		$71,340		$71,338		$65,184		$54,969

Per Share Data:
Income from continuing operations	$0.48		$0.47		$0.40		$0.75		$0.43
Income from discontinued operations (3)	$1.03		$0.03		$0.03		$0.05		$0.04
Net income available for common shareholders (3)	$1.52		$0.50		$0.43		$0.79		$0.47
FFO available for common shareholders (4)	$1.21		$1.19		$1.08		$1.00		$1.05
Common distributions declared	$0.77		$0.76		$0.76		$0.74		$0.74
FFO payout ratio	63.6%		63.9%		70.4%		74.0%		70.5%

Coverage Ratios:
EBITDA (2) / interest expense	4.2	x	4.5	x	4.2	x	4.8	x	4.8	x
EBITDA (2) / interest expense and preferred distributions	3.5	x	3.7	x	4.0	x	4.4	x	4.4	x

(1)          HPT had no outstanding dilutive common share equivalents during the periods presented.

(2)          See page 13 for calculation of EBITDA.

(3)          Net income available for common shareholders for the quarter ended September 30, 2007, includes a $95,711, or a $1.02 per share, gain from the sale of real estate.

(4)          See page 14 for calculation of FFO.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CONSOLIDATED BALANCE SHEET
(dollars in thousands, except share data)

	As of September 30, 2007	As of December 31, 2006
		(Audited)
ASSETS

Real estate properties, at cost:
Land	$1,372,793	$584,199
Buildings, improvements and equipment	4,781,787	3,457,818
	6,154,580	4,042,017
Accumulated depreciation	(802,273)	(707,838)
	5,352,307	3,334,179
Cash and cash equivalents	3,532	553,256
Restricted cash (FF&E reserve escrow)	25,698	27,363
Other assets, net	265,618	42,665
	$5,647,155	$3,957,463

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$137,000	$—
Senior notes, net of discounts	1,842,507	1,196,130
Convertible senior notes	575,000	—
Mortgage payable	3,647	3,700
Security deposits	169,406	185,366
Accounts payable and other liabilities	119,408	119,536
Due to affiliates	12,705	3,277
Dividends payable	4,754	1,914
Total liabilities	2,864,427	1,509,923

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value; 100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Series C preferred shares; 7% cumulative redeemable; 12,700,000 shares and none issued and outstanding, respectively, aggregate liquidation preference $317,500	306,833	—
Common shares of beneficial interest; $0.01 par value; 150,000,000 shares authorized; 93,890,479 and 86,284,251 shares issued and outstanding, respectively	939	863
Additional paid-in capital	3,048,864	2,703,687
Cumulative net income	1,627,625	1,380,111
Cumulative preferred distributions	(86,291)	(66,992)
Cumulative common distributions	(2,198,548)	(1,653,435)
Total shareholders’ equity	2,782,728	2,447,540
	$5,647,155	$3,957,463

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CONSOLIDATED STATEMENT OF INCOME
Unaudited
(in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006

Revenues:
Hotel operating revenues	$240,179	$230,412	$714,424	$665,867
Rental income	87,669	28,934	222,819	86,300
FF&E reserve income	5,785	5,242	16,993	15,505
Interest income	677	537	4,483	1,387
Total revenues	334,310	265,125	958,719	769,059

Expenses:
Hotel operating expenses	174,533	168,906	519,242	485,720
Interest (including amortization of deferred financing costs of $956, $675, $2,608 and $1,920, respectively)	38,038	20,801	102,488	60,951
Depreciation and amortization	57,647	35,681	160,470	104,782
General and administrative	11,270	6,227	29,445	19,408
TA spin off costs	—	—	2,711	—
Total expenses	281,488	231,615	814,356	670,861

Income from continuing operations	52,822	33,510	144,363	98,198
Discontinued operations (1):
Income from discontinued operations	1,327	3,053	7,440	8,975
Gain on sale of real estate used by discontinued operations	95,711	—	95,711	—
	97,038	3,053	103,151	8,975

Net income	149,860	36,563	247,514	107,173

Preferred distributions	(7,470)	(1,914)	(19,299)	(5,742)
Net income available for common shareholders	$142,390	$34,649	$228,215	$101,431

Weighted average common shares outstanding	93,872	73,613	92,845	72,502

Basic and diluted net income per common share:
Income from continuing operations available for common shareholders	$0.48	$0.43	$1.35	$1.28
Income from discontinued operations available for common shareholders	$1.03	$0.04	$1.11	$0.12
Net income available for common shareholders	$1.52	$0.47	$2.46	$1.40

(1)         On July 26, 2007, we sold 18 Homestead Studio Suites® hotels for $205,350 and recognized a gain on sale of $95,711.  We have reclassified our consolidated statement of income for all periods presented to show the results of operations of the hotels which have been sold as discontinued.  Following is a summary of the operating results of these discontinued operations:

	For the Three Months Ended		For the Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006
Minimum rent	$1,238	$3,990	$9,218	$11,970
Percentage rent	267	—	267	—
Total revenue	1,505	3,990	9,485	11,970
Depreciation and amortization	129	754	1,636	2,453
General and administrative	49	183	409	542
Income from discontinued operations	$1,327	$3,053	$7,440	$8,975

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS
Unaudited
(in thousands)

	For the Nine Months Ended
	9/30/2007	9/30/2006

Cash flows from operating activities:
Net income	$247,514	$107,173
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	162,106	107,235
Amortization of deferred financing costs as interest	2,608	1,920
Straight line rent adjustments	(11,494)	(96)
Other non-cash income	(2,230)	(2,226)
FF&E reserve income and deposits	(44,191)	(35,027)
Gain on sale of real estate used by discontinued operations	(95,711)	—
Change in assets and liabilities:
Increase in other assets	(13,716)	(2,736)
(Decrease) increase in accounts payable and other	(3,473)	10,529
Increase in due to affiliate	10,818	6,798
Cash provided by operating activities	252,231	193,570

Cash flows from investing activities:
Real estate acquisitions	(2,584,451)	(320,769)
FF&E reserve fundings	(52,228)	(54,856)
Sale of real estate used by discontinued operations	205,350	—
Refund of security deposit	(15,960)	—
Increase in security deposit	—	2
Cash used in investing activities	(2,447,289)	(375,623)

Cash flows from financing activities:
Issuance of common shares, net	343,452	95,823
Issuance of preferred shares, net	306,833	—
Issuance of senior notes, net of discount	645,842	273,974
Issuance of convertible senior notes	575,000	—
Draws on revolving credit facility	886,000	464,000
Repayments of revolving credit facility	(749,000)	(486,000)
Draws on interim credit facility	1,400,000	—
Repayments of interim credit facility	(1,400,000)	—
Deferred financing costs incurred	(17,305)	(3,252)
Distributions to preferred shareholders	(16,459)	(5,742)
Distributions to common shareholders	(207,863)	(158,278)
Distribution of TA to common shareholders	(121,166)	—
Cash provided by financing activities	1,645,334	180,525

Decrease in cash and cash equivalents	(549,724)	(1,528)
Cash and cash equivalents at beginning of period	553,256	18,568
Cash and cash equivalents at end of period	$3,532	$17,040

Supplemental cash flow information:
Cash paid for interest	$107,924	$68,826

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$44,026	$33,590
Property managers’ purchases with FF&E reserve	(97,919)	(87,624)

Non cash financing activities:
Issuance of common shares	$1,801	$2,680
Distribution of TA to common shareholders	(216,084)	—

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

CALCULATION OF EBITDA
(in thousands)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2007	9/30/2006	9/30/2007	9/30/2006

Net income		$149,860	$36,563	$247,514	$107,173
Plus:	Interest expense	38,038	20,801	102,488	60,951
	Depreciation and amortization (continuing operations)	57,647	35,681	160,470	104,782
	Depreciation and amortization (discontinued operations) (1)	129	754	1,636	2,453
	Deferred percentage rent (continuing operations) (2)	1,651	1,344	4,748	4,179
	Deferred percentage rent (discontinued operations) (1) (2)	—	87	—	428
	Deferred additional returns (3)	7,723	3,975	20,516	17,318
Less:	Deferred percentage rent (discontinued operations) (1) (2)	(257)	—	—	—
	Gain on sale of real estate used by discontinued operations	(95,711)	—	(95,711)	—
EBITDA		$159,080	$99,205	$441,661	$297,284

(1)          On July 26, 2007, we sold 18 Homestead Studio Suites® hotels for $205,350 and recognized a gain on sale of $95,711.  We reclassified our consolidated statement of income for all periods presented to show the results of operations of the hotels which have been sold as discontinued (see page 11 for a summary of these discontinued operations).

(2)          In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters. In connection with the termination of the lease for our former Homestead Studio Suites® hotels (see Note 1), all previously deferred percentage rental income was recognized in calculating net income in the 2007 third quarter.

(3)          Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations.  We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, deferred percentage rent and deferred additional returns less gain on sale of real estate.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with  generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2007	9/30/2006	9/30/2007	9/30/2006

Net income available for common shareholders	$142,390	$34,649	$228,215	$101,431
Plus: FF&E deposits not in net income (1)	—	470	990	1,515
Depreciation and amortization (continuing operations)	57,647	35,681	160,470	104,782
Depreciation and amortization (discontinued operations) (2)	129	754	1,636	2,453
Deferred percentage rent (continuing operations) (3)	1,651	1,344	4,748	4,179
Deferred percentage rent (discontinued operations (2) (3)	—	87	—	428
Deferred additional returns (4)	7,723	3,975	20,516	17,318
TA spin off costs (5)	—	—	2,711	—
Less: Deferred percentage rent (discontinued operations) (2) (3)	(257)	—	—	—
Gain on sale of real estate used by discontinued operations	(95,711)	—	(95,711)	—
FFO available for common shareholders	$113,572	$76,960	$323,575	$232,106

Weighted average shares outstanding	93,872	73,613	92,845	72,502

Net income available for common shareholders per share	$1.52	$0.47	$2.46	$1.40
FFO available for common shareholders per share	$1.21	$1.05	$3.49	$3.20

(1)

Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows. At September 30, 2007, we own the FF&E Reserve escrows for all our hotels. Through July 26, 2007, we had a security and remainder interest in the FF&E Reserve escrows for our former Homestead Studio Suites® hotels (see Note 2). When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we had a security and remainder interest in the FF&E Reserve escrows of our Homestead Studio Suites® hotels, deposits were not included in revenue but were included in FFO. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)

On July 26, 2007, we sold 18 Homestead Studio Suites® hotels for $205,350 and recognized a gain on sale of $95,711. We reclassified our consolidated statement of income for all periods presented to show the results of operations of the hotels which have been sold as discontinued (see page 11 for a summary of these discontinued operations).

(3)

In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters. In connection with the termination of the lease for our former Homestead Studio Suites® hotels (see Note 2), all previously deferred percentage rental income was recognized in calculating net income in the 2007 third quarter.

(4)

Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations. We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.

(5)	We expensed $2,711 of costs in connection with the spin off of our former subsidiary, TravelCenters of America, LLC, or TA, to our shareholders on January 31, 2007.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see Note 1), deferred percentage rent (see Note 3), deferred additional returns (see Note 4) and exclude TA spin off costs (see Note 5).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

SEGMENT INFORMATION

(in thousands)

         We have two reportable business segments: hotels and travel centers.  Prior to our acquisition of TravelCenters in January 2007, our only reportable segment was hotels.

	For the Three Months Ended September 30, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$240,179	$—	$—	$240,179
Rental income	29,408	58,261	—	87,669
FF&E reserve income	5,785	—	—	5,785
Interest income	—	—	677	677
Total revenues	275,372	58,261	677	334,310
Hotel operating expenses	174,533	—	—	174,533
Operating income	100,839	58,261	677	159,777

Interest expense	—	—	38,038	38,038
Depreciation and amortization expense	37,148	20,499	—	57,647
General and administrative expense	—	—	11,270	11,270
Total expenses	37,148	20,499	49,308	106,955

Income (loss) from continuing operations	$63,691	$37,762	$(48,631)	$52,822

	For the Nine Months Ended September 30, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$714,424	$—	$—	$714,424
Rental income	87,893	134,926	—	222,819
FF&E reserve income	16,993	—	—	16,993
Interest income	—	—	4,483	4,483
Total revenues	819,310	134,926	4,483	958,719
Hotel operating expenses	519,242	—	—	519,242
Operating income	300,068	134,926	4,483	439,477

Interest expense	—	—	102,488	102,488
Depreciation and amortization expense	109,513	50,957	—	160,470
General and administrative expense	—	—	29,445	29,445
TA spin off costs	—	—	2,711	2,711
Total expenses	109,513	50,957	134,644	295,114

Income (loss) from continuing operations	$190,555	$83,969	$(130,161)	$144,363

Total assets	$3,260,646	$2,356,025	$30,484	$5,647,155

Hospitality Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

DEBT SUMMARY

(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date		Years to Maturity

Secured Fixed Rate Debt:

Mortgage — secured by one hotel in Overland Park, KS	8.300%	$3,647	07/01/11		3.8

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps)	6.290%	$137,000	10/24/10		3.1

Unsecured Fixed Rate Debt:
Senior notes due 2008	7.000%	$150,000	03/01/08		0.4
Senior notes due 2010	9.125%	50,000	07/15/10		2.8
Senior notes due 2012	6.850%	125,000	07/15/12		4.8
Senior notes due 2013	6.750%	300,000	02/15/13		5.4
Senior notes due 2015	5.125%	300,000	02/15/15		7.4
Senior notes due 2016	6.300%	275,000	06/15/16		8.7
Senior notes due 2017	5.625%	300,000	03/15/17		9.5
Senior notes due 2018	6.700%	350,000	01/15/18		10.3
Convertible senior notes due 2027	3.800%	575,000	03/15/27	(1)	19.5
Total / weighted average unsecured fixed rate debt	5.722%	$2,425,000			10.2

Weighted average secured fixed rate debt / total	8.300%	$3,647			3.8
Weighted average unsecured floating rate debt / total	6.290%	137,000			3.1
Weighted average unsecured fixed rate debt / total	5.722%	2,425,000			10.2
Weighted average debt / total	5.756%	$2,565,647			9.8

(1)

The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount. Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events.

 Hospitality Properties Trust

 Supplemental Operating and Financial Data

September 30, 2007

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period

	Secured	Unsecured	Unsecured
	Fixed Rate	Floating	Fixed
Year	Debt	Rate Debt	Rate Debt		Total
2007	$18	$—	$—		$18
2008	77	—	150,000		150,077
2009	84	—	—		84
2010	92	137,000	50,000		187,092
2011	3,376	—	—		3,376
2012	—	—	125,000		125,000
2013	—	—	300,000		300,000
2014	—	—	—		—
2015	—	—	300,000		300,000
2016	—	—	275,000		275,000
2017	—	—	300,000		300,000
2018	—	—	350,000		350,000
2027	—	—	575,000	(1)	575,000
	$3,647	$137,000	$2,425,000		$2,565,647

(1)

The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount. Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events.

Hospitality Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Leverage Ratios:

Total debt / total assets	45.3%	47.2%	40.6%	30.3%	35.4%
Total debt / real estate assets, at cost	41.6%	43.6%	37.4%	29.7%	30.3%
Total debt / total market capitalization	38.0%	38.9%	30.3%	22.3%	25.2%
Total debt / total book capitalization	47.9%	50.2%	43.3%	32.9%	39.0%
Secured debt / total assets	0.1%	0.1%	0.1%	0.1%	0.1%
Variable rate debt / total debt	5.4%	24.1%	0.8%	1.1%	6.6%

Coverage Ratios:

EBITDA (1) / interest expense	4.2x	4.5x	4.2x	4.8x	4.8x
EBITDA (1) / interest expense and preferred distributions	3.5x	3.7x	4.0x	4.4x	4.4x

Public Debt Covenants: (2)

Total debt / adjusted total assets — allowable maximum 60.0%	41.2%	43.2%	36.8%	25.8%	29.7%
Secured debt / adjusted total assets — allowable maximum 40.0%	0.1%	0.1%	0.1%	0.1%	0.1%
Consolidated income available for debt service / debt service — required minimum 1.50x	3.63x	3.90x	3.65x	5.47x	4.06x
Total unencumbered assets to unsecured debt — required minimum 150 / 200%	218.6%	209.2%	271.9x	387.8%	318.1%

(1)	See page 13 for calculation of EBITDA.
(2)

Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

FF&E RESERVE ESCROWS (1)

(dollars in thousands)

	As of and For the Three Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006

HPT Owned:
FF&E reserves (beginning of period)	$30,684	$32,444	$27,363	$29,797	$30,241
Manager deposits	17,287	15,180	11,559	11,750	13,892
HPT fundings:
Carlson (2)	136	—	219	404	939
Marriott (3)	1,532	3,291	1,392	6,795	10,699
Hyatt (4)	7,500	11,000	16,000	9,500	15,000
InterContinental (5)	—	1,467	9,691	1,000	—
Hotel improvements	(31,441)	(32,698)	(33,780)	(31,883)	(40,974)
FF&E reserves (end of period)	$25,698	$30,684	$32,444	$27,363	$29,797

Tenant Owned:

FF&E reserves (beginning of period)	$1	$152	$2	$2	$3
Manager deposits	—	512	419	463	526
Hotel improvements	(1)	(663)	(269)	(463)	(527)
FF&E reserves (end of period)	$—	$1	$152	$2	$2

Total:

FF&E reserves (beginning of period)	$30,685	$32,596	$27,365	$29,799	$30,244
Manager deposits	17,287	15,692	11,978	12,213	14,418
HPT fundings:
Carlson (2)	136	—	219	404	939
Marriott (3)	1,532	3,291	1,392	6,795	10,699
Hyatt (4)	7,500	11,000	16,000	9,500	15,000
InterContinental (5)	—	1,467	9,691	1,000	—
Hotel improvements	(31,442)	(33,361)	(34,049)	(32,346)	(41,501)
FF&E reserves (end of period)	$25,698	$30,685	$32,596	$27,365	$29,799

(1)

Generally, each of our hotel operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves. For recently built or renovated hotels, this requirement may be deferred for a period. At September 30, 2007, we own all the FF&E reserve escrows for all our hotels. Through July 26, 2007, we had a security and remainder interest in the escrow account of our former Homestead Studio Suites® hotels.

(2)

Pursuant to our agreement with Carlson for the management of 12 hotels, we agreed to fund $12,000 for rebranding costs and other capital improvements. To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us will increase as these funds are advanced.

(3)

Represents FF&E reserve deposits for our Marriott branded hotel combinations not funded by hotel operations but separately funded by us. The operating agreements for our Marriott branded hotel combinations generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves. To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

(4)

Pursuant to our agreement with Hyatt for the management of 24 hotels, we agreed to fund $8,000 for rebranding costs and other capital improvements. To the extent our funding exceeds $8,000, the minimum return payable by Hyatt to us will increase as these funds are advanced.

(5)

Pursuant to our management agreements with InterContinental, we agreed to fund certain rebranding costs and capital improvements. Generally, our annual minimum returns increase by a percentage of the amounts we fund.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

2007 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars in thousands)

2007 ACQUISITIONS (through 9/30/2007):

				Number			Purchase
Date				of Rooms	Operating	Purchase	Price per
Acquired	Properties	Brand	Location	/ Suites	Agreement	Price	Room / Suite

1/31/2007 (1)	146	TravelCenters of America®	39 states	N/A	TA No. 1	$1,697,221	N/A

5/30/07	40	Petro Stopping Centers®	25 states	N/A	TA No. 2	$655,000	N/A

Total /Average 2007	186			N/A		$2,352,221	N/A

(1)

On January 31, 2007, we completed our previously announced acquisition of TravelCenters of America, Inc. or TravelCenters, for approximately $1,900,000. Simultaneously with this acquisition, we retained substantially all of the TravelCenters real estate and capitalized and spun out to our shareholders a subsidiary, TravelCenters of America LLC (AMEX: TA), or TA, which leases this real estate and has continued the fuel service and hospitality business of TravelCenters. The purchase price amount represents the value of the TravelCenters assets we retained. In addition to this purchase price, we have committed to invest $125,000 to fund improvements to the leased TA locations.

2007 DISPOSITIONS (through 9/30/07): (1)

				Number	Sales
				of Rooms	Operating
Date				Number	Sales	Sales	Price per
Disposed	Properties	Brand	Location	/ Suites	Agreement	Price	Room / Suite

7/26/07	18	Homestead Studio Suites®	5 states	2,399	Homestead	$205,350	$86

9/9/07	1	TravelCenters of America®	Conley, GA	N/A	TA No. 1 (2)	$—	N/A

Total 2007	19			2,399		$205,350	$86

(1)	Excludes January 31, 2007, spin off of TA to our common shareholders.
(2)	On September 9, 2007, the ground lease rights for this site reached the end of their term and were not renewed.

Hospitality Properties Trust
Supplemental Operating and Financial Data
September 30, 2007

2007 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	9/30/2007	6/30/2007	3/31/2007

Debt Transactions: (1)
New debt raised	$350,000	$—	$875,000
Total new debt	350,000	—	875,000

Debt retired	—	—	—
Net debt	$350,000	$—	$875,000

Equity Transactions:
New common shares issued	—	—	7,550
New common equity raised, net	$—	$—	$343,452

New preferred shares issued	—	—	12,700
New preferred equity raised, net	$—	$—	$306,833
Total new equity	$—	$—	$650,285

(1)	Excludes drawings and repayments under our revolving credit facility and bridge loan facility.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Marriott (no. 1)	Marriott (no. 2)	Marriott (no. 3)	Marriott (no. 4)

Number of Properties	53	18	35	19

Number of Rooms / Suites	7,610	2,178	5,382	2,756

Property Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®

Number of States	24	14	15	14

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiaries of Marriott International	Subsidiaries of Marriott International

Tenant	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline

Investment at September 30, 2007 (3)	$584,619	$191,546	$472,410	$274,222

End of Current Term	2012	2010	2019	2015

Renewal Options (4)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each

Annual Minimum Return / Minimum Rent	$58,350	$19,136	$49,034	$28,508

Additional Return (6)	—	—	$1,173	—

Percentage Return / Rent (8)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues

Security Deposit	$50,540	$17,220	$36,204	$28,508

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement

Operating Agreement	InterContinental (no. 1)	InterContinental (no. 2)	InterContinental (no. 3)	InterContinental (no. 4)

Number of Properties	31	76	14	10

Number of Rooms / Suites	3,844	9,220	4,139	2,937

Property Brands	Staybridge Suites®	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	Crowne Plaza® / Staybridge Suites®

Number of States	16	29	7 plus Ontario and Puerto Rico	5

Manager	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiaries of InterContinental	Subsidiaries of InterContinental

Tenant	Our TRS	Our TRS	Our TRS and a subsidiary of InterContinental	Our TRS

Investment at September 30, 2007 (3)	$436,708	$590,250	$496,000	$230,667

End of Current Term	2031	2028	2029	2030

Renewal Options (4)	2 for 12.5 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each

Annual Minimum Return / Minimum Rent	$37,882	$50,000	$42,873	$20,306

Additional Return (6)	—	$10,000	$3,458	$1,750

Percentage Return / Rent (8)	7.5% of revenues above 2004/06/08 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2007 revenues

Security Deposit	$36,872 (8)	—	$36,872 (8)	$36,872 (8)

Other Security Features	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental

Operating Agreement	Hyatt	Carlson	TA (no. 1)	TA (no. 2)	Total / Range / Average (all investments)

Number of Properties	24	12	145	40	477

Number of Rooms / Suites	2,895	2,262	(2)	—	43,223

Property Brands	AmeriSuites® / Hyatt PlaceTM	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	TravelCenters of America®	Petro Stopping Centers®	17 Brands

Number of States	14	7	39	25	44 plus Ontario and Puerto Rico

Manager	Subsidiary of Hyatt	Subsidiary of Carlson	TA	TA	5 Managers

Tenant	Our TRS	Our TRS	Subsidiary of TA	Subsidiary of TA	5 Tenants

Investment at September 30, 2007 (3)	$302,350	$211,112	$1,710,888	$655,000	$6,155,772

End of Current Term	2030	2030	2022	2024	2010-2031

Renewal Options (4)	2 for 15 years each	2 for 15 years each	N/A	2 for 15 years each

Annual Minimum Return / Minimum Rent	$22,300	$11,870	$153,650 (5)	$62,225	$556,134

Additional Return (6)	50% of cash flow in excess of minimum return (7)	50% of cash flow in excess of minimum return (7)	—	—	$16,381

Percentage Return / Rent (8)	—	—	3% of non-fuel revenues and .3% of fuel revenues above 2011 revenues	3% of non-fuel revenues and .3% of fuel revenues above 2012 revenues

Security Deposit	—	—	—	—	$169,344

Other Security Features	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson	TA guarantee	TA guarantee

(1)	18 of our TA properties include hotels. The rooms associated with these hotels have been excluded from total hotel rooms.
(2)	Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.
(3)	Renewal options may be exercised by the manager or tenant for all, but not less than all, of the properties within each combination.
(4)

The amount of minimum rent payable to us by TA is scheduled to increase to $157,150 $161,150, $165,150, $170,150 and $175,150 on January 31, 2008, 2009, 2010, 2011 and 2012, respectively. The annual straight line rent for GAAP reporting purposes is $170,818.

(5)

These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain managment fees.

(6)

These management agreements provide for payment to us of 50% of available cash flow after payment of operating costs, funding the FF&E reserve, payment of our minimum return and reimbursement to the managers of working capital and guaranty advances, if any.

(7)	Each management contract or lease provides for payment to us of a percentage of increases in total property sales over a base year level as additional return or rent.
(8)	The single $36,872 deposit secures InterContinental's obligations under the InterContinental No. 1, No. 3 and No. 4 portfolios.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

	Number of Properties	Percent of Number of Properties	Number of Rooms / Suites (1)	Percent of Number of Rooms / Suites (1)	Investment (2)	Percent of Investment	Investment per Room / Suite	Annual Minimum Return / Rent	Percent of Minimum Return / Rent
By Operating Agreement:
Marriott (no. 1)	53	11%	7,610	18%	$584,619	9%	$77	$58,350	10%
Marriott (no. 2)	18	4%	2,178	5%	191,546	3%	88	19,136	3%
Marriott (no. 3)	35	8%	5,382	12%	472,410	8%	88	49,034	9%
Marriott (no. 4)	19	4%	2,756	6%	274,222	4%	100	28,508	5%
InterContinental (no. 1)	31	6%	3,844	9%	436,708	7%	114	37,882	7%
InterContinental (no. 2)	76	16%	9,220	21%	590,250	10%	64	50,000	9%
InterContinental (no. 3)	14	3%	4,139	10%	496,000	8%	120	42,873	8%
InterContinental (no. 4)	10	2%	2,937	7%	230,667	4%	79	20,306	4%
Hyatt	24	5%	2,895	7%	302,350	5%	104	22,300	4%
Carlson	12	3%	2,262	5%	211,112	3%	93	11,870	2%
TA (no. 1) (3)	145	30%	N/A	N/A	1,710,888	28%	N/A	153,650	28%
TA (no. 2)	40	8%	N/A	N/A	655,000	11%	N/A	62,225	11%
Total	477	100%	43,223	100%	$6,155,772	100%	$88	$556,134	100%

By Manager:
InterContinental	131	27%	20,140	47%	$1,753,625	29%	$87	$151,061	27%
Marriott International	125	27%	17,926	41%	1,522,797	24%	85	155,028	28%
Hyatt	24	5%	2,895	7%	302,350	5%	104	22,300	4%
Carlson	12	3%	2,262	5%	211,112	3%	93	11,870	2%
TA (3)	185	38%	N/A	N/A	2,365,888	39%	N/A	215,875	39%
Total	477	100%	43,223	100%	$6,155,772	100%	$88	$556,134	100%

By Brand:
AmeriSuites® / Hyatt PlaceTM	24	5%	2,895	7%	$302,350	5%	$104
Candlewood Suites®	76	16%	9,220	20%	590,250	9%	64
Country Inn & Suites by CarlsonSM	5	1%	753	2%	74,827	1%	99
Courtyard by Marriott®	71	15%	10,280	24%	844,469	14%	82
Crowne Plaza®	12	3%	4,406	10%	362,323	6%	82
Holiday Inn®	3	1%	697	2%	34,231	1%	49
InterContinental®	5	1%	1,479	3%	291,589	5%	197
Marriott Hotels®	3	1%	1,356	3%	117,254	2%	86
Park Plaza® Hotels & Resorts	2	0%	375	1%	20,691	0%	55
Radisson Hotels & Resorts®	5	1%	1,134	3%	115,593	2%	102
Residence Inn by Marriott®	37	8%	4,695	11%	436,535	7%	93
SpringHill Suites by Marriott®	2	0%	264	1%	20,833	0%	79
Staybridge Suites®	35	7%	4,338	10%	475,232	8%	110
TownePlace Suites by Marriott®	12	3%	1,331	3%	103,707	1%	78
TravelCenters of America®	145	30%	N/A	N/A	1,710,888	28%	N/A
Petro Stopping Centers®	40	8%	N/A	N/A	655,000	11%	N/A
Total	477	100%	43,223	100%	$6,155,772	100%	$88

(1)   18 of our TA properties include a hotel. The rooms associated with these hotels have been excluded from total hotel rooms.

(2)   Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)   The amount of annual minimum rent payable to us by TA is scheduled to increase to $157,150, $161,150, $165,150, $170,150 and $175,150 on January 31, 2008, 2009, 2010, 2011 and 2012, respectively.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT

		No. of
	No. of Hotels	Rooms / Suites	Third Quarter (1)			Year to Date (1)
			2007	2006	Change	2007	2006	Change
ADR
Marriott (no. 1)	53	7,610	$119.29	$116.55	2.4%	$123.41	$117.49	5.0%
Marriott (no. 2)	18	2,178	117.66	113.58	3.6%	117.64	111.12	5.9%
Marriott (no. 3)	35	5,382	117.76	112.68	4.5%	117.15	110.06	6.4%
Marriott (no. 4)	19	2,756	107.94	104.98	2.8%	115.66	115.14	0.5%
InterContinental (no. 1)(2)	29	3,554	111.82	105.56	5.9%	110.97	104.76	5.9%
InterContinental (no. 2)	76	9,220	68.76	66.40	3.6%	69.75	66.10	5.5%
InterContinental (no. 3)(3) (4)	14	4,139	141.62	131.61	7.6%	142.46	134.78	5.7%
InterContinental (no. 4)(3)	10	2,937	105.43	98.83	6.7%	109.24	100.66	8.5%
Hyatt	24	2,895	95.20	82.02	16.1%	95.94	82.44	16.4%
Carlson	12	2,262	98.10	91.98	6.7%	100.06	92.69	8.0%
Total/Average	290	42,933	$105.00	$99.73	5.3%	$106.77	$100.41	6.3%

OCCUPANCY
Marriott (no. 1)	53	7,610	75.1%	71.8%	3.3 pt	70.1%	70.7%	-0.6 pt
Marriott (no. 2)	18	2,178	80.2%	83.9%	-3.7 pt	77.7%	81.8%	-4.1 pt
Marriott (no. 3)	35	5,382	80.4%	79.6%	0.8 pt	77.3%	77.0%	0.3 pt
Marriott (no. 4)	19	2,756	74.3%	72.2%	2.1 pt	73.7%	74.2%	-0.5 pt
InterContinental (no. 1)(2)	29	3,554	79.7%	79.9%	-0.2 pt	77.1%	78.0%	-0.9 pt
InterContinental (no. 2)	76	9,220	78.7%	78.4%	0.3 pt	76.1%	77.4%	-1.3 pt
InterContinental (no. 3)(3) (4)	14	4,139	79.1%	77.1%	2.0 pt	78.7%	77.0%	1.7 pt
InterContinental (no. 4)(3)	10	2,937	67.8%	72.4%	-4.6 pt	70.6%	73.2%	-2.6 pt
Hyatt	24	2,895	60.3%	59.5%	0.8 pt	58.1%	63.6%	-5.5 pt
Carlson	12	2,262	70.3%	69.1%	1.2 pt	68.7%	64.3%	4.4 pt
Total/Average	290	42,933	75.7%	75.0%	0.7 pt	73.5%	74.3%	-0.8 pt

RevPAR
Marriott (no. 1)	53	7,610	$89.59	$83.68	7.1%	$86.51	$83.07	4.1%
Marriott (no. 2)	18	2,178	94.36	95.29	-1.0%	91.41	90.90	0.6%
Marriott (no. 3)	35	5,382	94.68	89.69	5.6%	90.56	84.75	6.9%
Marriott (no. 4)	19	2,756	80.20	75.80	5.8%	85.24	85.43	-0.2%
InterContinental (no. 1)(2)	29	3,554	89.12	84.34	5.7%	85.56	81.71	4.7%
InterContinental (no. 2)	76	9,220	54.11	52.06	3.9%	53.08	51.16	3.8%
InterContinental (no. 3)(3) (4)	14	4,139	112.02	101.47	10.4%	112.12	103.78	8.0%
InterContinental (no. 4)(3)	10	2,937	71.48	71.55	-0.1%	77.12	73.68	4.7%
Hyatt	24	2,895	57.41	48.80	17.6%	55.74	52.43	6.3%
Carlson	12	2,262	68.96	63.56	8.5%	68.74	59.60	15.3%
Total/Average	290	42,933	$79.49	$74.80	6.3%	$78.48	$74.60	5.2%

(1)	Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.
(2)	Excludes operating statistics of one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.
(3)	Includes data for periods prior to our ownership of some hotels.
(4)	Includes data for periods some hotels were not operated by the current manager.

"ADR" is average daily rate; "RevPAR" is revenue per available room.  All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods.  We have not independently verified our managers' and tenants' operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

COVERAGE BY OPERATING AGREEMENT (1)

For the Twelve Months Ended (2)
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Operating Agreement
Marriott (no. 1)	1.58x	1.54x	1.51x	1.49x	1.50x
Marriott (no. 2)	1.32x	1.37x	1.36x	1.34x	1.29x
Marriott (no. 3)	1.22x	1.19x	1.15x	1.11x	1.09x
Marriott (no. 4)	1.18x	1.18x	1.18x	1.21x	1.20x
InterContinental (no. 1)	1.08x	1.08x	1.07x	1.07x	1.06x
InterContinental (no. 2)	1.42x	1.39x	1.39x	1.35x	1.36x
InterContinental (no. 3) (3) (4)	1.31x	1.26x	1.28x	1.37x	1.41x
InterContinental (no. 4) (3)	1.41x	1.47x	1.48x	1.51x	1.49x
Hyatt (5)	0.51x	0.50x	0.61x	0.80x	0.92x
Carlson (3)	1.57x	1.55x	1.47x	1.36x	1.20x
TA (no. 1) (3)	(6)	1.45x	1.49x	1.47x	1.43x
TA (no. 2) (3) (4)	(6)	1.28x	1.39x	1.37x	1.38x

For the Three Months Ended (2)
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Operating Agreement
Marriott (no. 1)	1.71x	1.83x	1.47x	1.37x	1.53x
Marriott (no. 2)	1.30x	1.48x	1.21x	1.29x	1.53x
Marriott (no. 3)	1.35x	1.44x	1.10x	1.05x	1.20x
Marriott (no. 4)	1.00x	1.33x	1.34x	1.09x	0.98x
InterContinental (no. 1)	1.25x	1.21x	0.96x	0.90x	1.26x
InterContinental (no. 2)	1.57x	1.55x	1.34x	1.24x	1.44x
InterContinental (no. 3)	1.35x	1.64x	1.13x	1.12x	1.16x
InterContinental (no. 4) (3)	1.08x	1.65x	1.57x	1.35x	1.27x
Hyatt (5)	0.60x	0.58x	0.41x	0.42x	0.60x
Carlson	1.62x	1.64x	1.85x	1.16x	1.56x
TA (no. 1) (3)	(6)	1.52x	1.12x	1.37x	1.82x
TA (no. 2) (3) (4)	(6)	1.23x	1.04x	1.12x	1.75x

(1)

We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our managers or tenants), divided by the minimum return or minimum rent payments due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.

(2)	Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.
(3)	Includes data for periods prior to our ownership of some properties.
(4)	Includes data for periods some properties were not operated by the current operator.
(5)

In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels starting in the third quarter of 2006, 21 of the hotels in this portfolio have been undergoing renovations which required some hotel rooms to be taken out of service.

(6)	Data for the most recent period is not currently available from our tenant, TA.

All  operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers' or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

September 30, 2007

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative % of Annualized Minimum Return / Rent
2008	$—	—	—
2009	—	—	—
2010	19,136	3.4%	3.4%
2011	—	—	—
2012	58,350	10.5%	13.9%
2013	—	—	13.9%
2014	—	—	13.9%
2015	28,508	5.1%	19.0%
2016	—	—	19.0%
2017	—	—	19.0%
2018 and thereafter	450,140	81.0%	100.0%
Total	$556,134	100.0%

Weighted average remaining term	15.8 years